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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) September 12, 2002
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                         FRANK'S NURSERY & CRAFTS, INC.

             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



       1-5364                                           47-0863558
(Commission File Number)                 (I.R.S. Employer Identification Number)


                    580 Kirts Blvd. Suite 300, Troy, MI 48084
                    (Address of Principal Executive Offices)

                                 (248) 712-7000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

A press release regarding the Company announcing that, on September 12, 2002, it issued common stock. The press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Exhibit 99.1         Press release dated September 12, 2002 issued
                                   by the Company.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FRANK'S NURSERY & CRAFTS, INC.


Date: September 12, 2002          By: /s/   Alan J. Minker
                                  ------------------------------
                                  Alan J. Minker
                                  Senior Vice President, Chief
                                      Financial Officer



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                                  EXHIBIT INDEX


Exhibit Number                     Description
--------------            ------------------------------------

    99.1 September 12, 2002 press release issued by the Company.